CURTISS-WRIGHT

Q2 2021

EARNINGS CONFERENCE CALL

AUGUST 4, 2021

Listen-Only dial-in numbers:
(844) 220-4970 (domestic)
(262) 558-6349 (international)
Conference ID: 6349664

SAFE HARBOR STATEMENT

Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation-Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management's ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. Any references to organic growth exclude the effects of prior year restructuring costs, foreign currency fluctuations, acquisitions and divestitures, unless otherwise noted.

This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release that is posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.

SECOND QUARTER PERFORMANCE AND FULL-YEAR GUIDANCE HIGHLIGHTS

Second Quarter 2021 Results

- **Adjusted Net Sales increased 14% overall**
  - A&D markets up 11%; Commercial markets up 21%
- **Strong profitability with Adjusted Operating Income up 24%; Adjusted Operating Margin up 120 bps to 15.6%**
  - Driven by strong growth in sales and benefits of operational excellence and prior year restructuring savings
  - $5M in incremental R&D investments
- **Adjusted Diluted EPS of $1.56, up 22%**
- **New orders of $679M, up 11%, driven by strong 1.1x book-to-bill in our Commercial markets**

FY 2021 Adjusted Guidance

- **Raised full-year guidance for Sales, Operating Income, Operating Margin and EPS**
  - Reflects improved General Industrial market sales growth rate
  - Expect overall sales growth of 7% - 9%, with solid growth in both A&D and Commercial end markets
  - Solid operating income growth of 9% - 12% outpacing sales growth; Driving solid margin expansion of 40 - 50 bps to 16.7% - 16.8%
  - Adjusted diluted EPS increased by $0.05 to new range of $7.15 - $7.35, up 9% - 12%
- **Maintained FCF guidance range of $330 - $360M; Adj. FCF conversion >110%**

Notes:

- Second quarter 2021 Adjusted results and full-year 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs for acquisitions in both periods; and a non-cash impairment of capitalized development costs related to a commercial aerospace program, one-time costs associated with the relocation of our DRG business in the Naval & Power segment, and restructuring costs in the prior year period. Full-year 2021 Adjusted guidance also excludes a one-time pension settlement charge related to the retirement of two former executives (within non-operating income).

SECOND QUARTER 2021 FINANCIAL REVIEW

($ in millions)	Q2'21 Adjusted	Q2'20 Adjusted	Chg vs. Q2'20	Key Drivers
Aerospace & Industrial	$194	$166	*17%*	▪ Strong growth in industrial vehicle sales (>40%)
Defense Electronics	$163	$140	*17%*	▪ Strong contribution from PacStar acquisition ▪ Reduced YOY organic growth due to timing of aerospace defense revenue
Naval & Power	$252	$227	*11%*	▪ Strong growth in naval defense (CVN-80 and CVN-81 aircraft carrier platforms) ▪ Solid revenue growth in power & process markets
Total Sales	**$609**	**$533**	***14%***	
Aerospace & Industrial *Margin*	$30 *15.7%*	$13 *7.7%*	*138%* *800 bps*	▪ Favorable absorption on higher sales ▪ Benefits of prior year restructuring and ongoing operational excellence initiatives
Defense Electronics *Margin*	$31 *18.9%*	$34 *24.0%*	*(8%)* *(510 bps)*	▪ Reflects $4M increase in R&D, unfavorable mix and $2M in unfavorable FX
Naval & Power *Margin*	$43 *17.2%*	$38 *16.9%*	*13%* *30 bps*	▪ Favorable absorption on higher naval defense and nuclear aftermarket revenues ▪ Benefits of prior year restructuring initiatives
Corporate and Other	($10)	($8)	(20%)	▪ Higher Corporate costs
Total Op. Income ***CW Margin***	**$95** ***15.6%***	**$77** ***14.4%***	***24%*** ***120 bps***	**Q2'21 results include incrementally higher investments in R&D projects ($5M or 80 bps)**

Notes: Amounts may not add down due to rounding.

- Second quarter 2021 Adjusted results exclude (i) our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; (ii) first year purchase accounting costs associated with acquisitions in both periods; and (iii) a non-cash impairment of capitalized development costs related to a commercial aerospace program, one-time costs associated with the relocation of our DRG business in the Naval & Power segment, and restructuring costs, which impacted the prior year period.

2021E END MARKET SALES GROWTH (Guidance as of August 3, 2021)

Updated (in blue)

	2021E Growth vs 2020 (Prior)	2021E Growth vs 2020 (Current)	2021E % Sales	2021 Key Drivers
Aerospace Defense	2% - 4%	2% - 4%	19%	▪ Favorable growth on C5ISR (F-35) and helicopter programs
Ground Defense	100% - 105%	100% - 105%	9%	▪ Contribution from PacStar acquisition (HSD growth rate)
Naval Defense	Flat	0% - 2%	28%	▪ Solid growth on aircraft carriers offset by timing of submarine revenues ▪ Long-term growth trend intact following 22% increase in 2020
Commercial Aero	Flat	Flat	10%	▪ Core OEM and Aftermarket stabilizing; Narrowbody sales improving in H2
Total A&D Markets	**7% - 9%**	**7% - 9%**	**66%**	
Power & Process	3% - 5%	1% - 3%	18%	▪ Higher U.S. nuclear aftermarket partially offset by lower CAP1000 program revenues ▪ Solid growth in valves sales in process market, offset by push out of int'l O&G project
General Industrial	9% - 11%	15% - 17%	15%	▪ Strong rebound in industrial markets, led by on- and off-highway vehicles
Total Commercial Markets	**6% - 8%**	**6% - 8%**	**34%**	**Growing backlog across Commercial markets**
Total Curtiss-Wright	**7% - 9%**	**7% - 9%**	**100%**	**Organic growth up 2% - 4%**

Notes: Amounts may not add down due to rounding. Full-year 2021 Adjusted sales guidance excludes our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.

2021E FINANCIAL OUTLOOK (Guidance as of August 3, 2021)

Updated (in blue)

($ in millions)	2021E Adjusted [1] (Prior)	2021E Adjusted [1] (Current)	2021E Change vs 2020 Adjusted [1,2]	
Aerospace & Industrial	$745 - 760	$760 - 775	*3% - 5%*	▪ Strong rebound in general industrial markets ▪ Commercial aerospace market stabilizing
Defense Electronics	$745 - 760	$745 - 760	*22% - 24%*	▪ Solid organic growth (up 4%-6%) driven by higher A&D sales ▪ PacStar contributing HSD revenue growth
Naval & Power	$960 - 980	$960 - 980	*1% - 3%*	▪ Solid growth on aircraft carriers partially offset by timing of VA class sub ▪ Higher nuclear aftermarket and process sales partially offset by winding down on CAP1000 program
Total Sales	**$2,450 - 2,500**	**$2,465 - 2,515**	***7% - 9%***	**Organic growth up 2% - 4%**
Aerospace & Industrial Margin	$112 - 115 15.0% - 15.2%	$115 - 118 15.1% - 15.3%	*17% - 21%* *180 - 200 bps*	▪ Strong absorption on higher sales; Prior year restructuring savings ▪ Segment profitability exceeding 2019 levels
Defense Electronics Margin	$159 - 164 21.3% - 21.5%	$159 - 164 21.3% - 21.5%	*10% - 13%* *(210 - 230 bps)*	▪ Benefit of strong organic sales (weighted to H2) ▪ Acquisition accretive to operating income, but dilutive to operating margin ▪ $8M YOY increase in R&D investments ($2M increase vs. prior guide)
Naval & Power Margin	$174 - 179 18.2% - 18.3%	$174 - 179 18.2% - 18.3%	*2% - 5%* *20 - 30 bps*	▪ Benefit of prior year restructuring savings ▪ Improved segment profitability despite lower CAP1000 program revenues
Corporate and Other	($37 - 39)	($37 - 39)	*~ Flat*	
Total Op. Income **CW Margin**	**$408 - 418** **16.6% - 16.7%**	**$411 - 421** **16.7% - 16.8%**	***9% - 12%*** ***+40 - 50 bps***	**Strong margin expansion; $12M YOY increase in R&D (40 bps)**

Note: Amounts may not add down due to rounding.
2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.
1) 2021 Adjusted financials exclude first year purchase accounting costs associated with acquisitions.
2) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquistions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, and one-time transition and IT security costs related to the relocation of the DRG business.

2021E FINANCIAL OUTLOOK (Guidance as of August 3, 2021)

Updated (in blue)

($ in millions, except EPS)	2021E Adjusted [1] (Prior)	2021E Adjusted [1] (Current)	
Total Operating Income[2]	**$408 - 418**	**$411 - 421**	**Solid growth, up 9% - 12%**
Other Income/(Expense)	$15 - 17	$16 - 17	
Interest Expense	($41 - 42)	~($41)	
Effective Tax Rate	23.5%	24%	
Diluted EPS[2]	**$7.10 - 7.30**	**$7.15 - 7.35**	**Solid growth, up 9% - 12%, includes incremental R&D ($0.22)**
Diluted Shares Outstanding	41.3	41.1	▪ Minimum $50 million in share repurchases
Free Cash Flow	**$330 - 360**	**$330 - 360**	**Maintain solid FCF generation following record 2020**
Free Cash Flow Conversion	~116%	~116%	▪ Remain above 110% long-term target
Capital Expenditures	$50 - 60	$50 - 60	▪ Return to normal discretionary spending
Depreciation & Amortization	$115 - 125	$115 - 125	

Notes: Amounts may not add down due to rounding. 2020 financial results and 2021 Adjusted guidance exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020. Free Cash Flow is defined as cash flow from operations less capital expenditures. FCF Conversion is calculated as free cash flow divided by net earnings from continuing operations. Adjusted FCF Conversion is calculated as adjusted free cash flow divided by net earnings from continuing operations.

1) 2021 Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding first year purchase accounting costs associated with acquisitions, and a one-time, $3 million pension settlement charge related to the retirement of two former executives (within non-operating income).

2) 2020 Adjusted results exclude restructuring costs, first year purchase accounting costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, one-time transition and IT security costs related to the relocation of the DRG business, and a $10 million non-cash currency translation loss (within non-operating income) related to the liquidation of a foreign legal entity.

OBSERVATIONS SINCE MAY 2021 INVESTOR DAY

- **Release of initial FY22 Defense Budget provides optimism and continued support for platforms most critical to CW**
- **Reiterate 2023 Targets: Long-term guidance reflects both Top-line and Bottom-line acceleration**
  - New Operational Growth Platform (OGP) provides opportunity to exceed our long-term Base Revenue CAGR of 5%
  - Operating Margin expansion remains critical component
    - Continue strategic investments in R&D to fuel future organic growth
    - Embrace and streamline operational excellence processes
    - Enhance accountability through a performance-based culture with aligned KPIs and incentives
  - Minimum Diluted EPS CAGR of 10% implies increased share repurchase



POSITIONED TO DELIVER STRONG 2021 RESULTS

Revenue Growth	Adj. Operating Margin	Adj. Diluted EPS	Robust FCF Generation
7% - 9%	16.7% - 16.8%	$7.15 - 7.35	$330 - 360M

KEY TAKEAWAYS

- Organic growth 2% - 4%
- A&D Markets up 7% - 9%, including PacStar
- Commercial Markets up 6% - 8%

- Solid growth in Operating Income, up 9% - 12%
- Savings generated by prior year restructuring actions
- Operating Margin Expansion of 40 - 50 bps
- Increase in YOY R&D investments ($12M or 40 bps)

- Reflects 9% - 12% growth
- Minimum $50M in share repurchases
- Increase in YOY R&D investments ($0.22)

- FCF conversion ~116%; Remain above long-term target
- Targeting 9th consecutive year >100% conversion
- Return to normal discretionary spending (Capital Expenditures ~2% of Sales)
- Maintain disciplined capital allocation strategy

REMAIN ON TRACK TO ACHIEVE 17% OPERATING MARGIN IN 2022



Appendix

NON-GAAP FINANCIAL RESULTS

The company reports its financial performance in accordance with accounting principles generally accepted in the United States of America ("GAAP"). This press release refers to "Adjusted" amounts, which are Non-GAAP financial measures described below.

We utilize a number of different financial measures in analyzing and assessing the overall performance of our business, and in making operating decisions, forecasting and planning for future periods. We consider the use of the non-GAAP measures to be helpful in assessing the performance of the ongoing operation of our business. We believe that disclosing non-GAAP financial measures provides useful supplemental data that, while not a substitute for financial measures prepared in accordance with GAAP, allows for greater transparency in the review of our financial and operational performance.

The Company's presentation of its financials and guidance includes an Adjusted (non-GAAP) view that excludes (i) the results of a build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and a German valves business classified as held for sale, both in the fourth quarter of 2020; (ii) significant restructuring costs in 2020 associated with its operations, including one-time actions taken in response to COVID-19; (iii) a non-cash impairment of capitalized development costs related to a commercial aerospace program in the prior period; (iv) first year purchase accounting costs associated with its acquisitions in both periods, including one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; and (v) one-time transition and IT security costs, and capital investments, specifically associated with the relocation of the DRG business in the Naval & Power segment in the prior period. Transition costs include relocation of employees and equipment as well as overlapping facility and labor costs associated with the relocation. We believe this Adjusted view will provide improved transparency in order to better measure Curtiss-Wright's ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. Reconciliations of "Reported" GAAP amounts to "Adjusted" non-GAAP amounts are furnished within this presentation and in the earnings press release.

Reconciliations of "Reported" GAAP amounts to "Adjusted" non-GAAP amounts are furnished with this presentation. All per share amounts are reported on a diluted basis.

The following definitions are provided:

Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS

These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions for current and prior year periods, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) one-time transition and IT security costs associated with the relocation of a business in the prior year period; (iii) the non-cash impairment of capitalized development costs related to a commercial aerospace program in the prior year period; (iv) significant restructuring costs in 2020 associated with its operations, (v) a build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, and (vi) the results of a German valves business classified as held for sale in the fourth quarter of 2020.

Free Cash Flow and Free Cash Flow Conversion

The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as cash flow provided by operating activities less capital expenditures. Adjusted free cash flow for 2020 excludes: (i) a capital investment in the Naval & Power segment related to the new, state-of-the-art naval facility principally for DRG; (ii) a voluntary contribution to the Company's corporate defined benefit pension plan made in the first quarter of 2020; and (iii) the cash impact from restructuring in 2020. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.

SECOND QUARTER 2021 END MARKET SALES GROWTH

	Q2'21 Change	% of Total Sales
Aerospace Defense	(9%)	16%
Ground Defense	146%	8%
Naval Defense	8%	29%
Commercial Aero	11%	11%
Total Aerospace & Defense Markets	**11%**	**64%**
Power & Process	10%	20%
General Industrial	37%	16%
Total Commercial Markets	**21%**	**36%**
Total Curtiss-Wright	**14%**	**100%**

Key Drivers

Aerospace & Defense Markets:

- **Aerospace Defense:** Lower defense electronics revenues on C5ISR and fighter jet programs (timing)
- **Ground Defense:** Higher tactical battlefield communications equipment revenues (PacStar)
- **Naval Defense:** Higher revenues on CVN-80 and -81 aircraft carrier platforms
- **Commercial Aerospace:** Higher sales of sensors and flight test equipment

Commercial Markets:

- **Power & Process:** Higher aftermarket power generation revenues; Improved valves sales to process markets
- **General Industrial:** Strong demand for industrial vehicles products (on- and off-highway); Solid growth in surface treatment services sales (economic recovery)

Notes: Percentages in chart relate to Second Quarter 2021 Adjusted sales compared to the prior year quarter. Amounts may not add due to rounding.

2021E END MARKET SALES WATERFALL (as of August 3, 2021)

FY'21 Guidance:
Overall UP 7 - 9%
A&D Markets UP 7 - 9%
Comm'l Markets UP 6 - 8%

Total 2021 CW End Markets
$2.465B - 2.515B

Aerospace & Defense Markets — 66% — $1.65B

- **Naval** — 28%
  - Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** — 19%
  - Embedded computing, sensors
- **Ground** — 9%
  - Tactical battlefield communications
- **Commercial Aerospace** — 10%
  - **OEM** — ~85%
    - 50% Narrowbody / 50% Widebody Linked to Boeing/Airbus production
  - **AM** — ~15%
    - Principally Repair and Overhaul

Commercial Markets — 34% — $0.8B

- **Power & Process** — 18%
  - **Nuclear** — ~65%
    - Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** — ~35%
    - Severe-service valve applications for various markets
- **General Industrial** — 15%
  - **Industrial Vehicles** — ~65%
    - On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** — ~35%
    - Electromechanical actuation and Surface Treatment Services

Note: Amounts may not add down due to rounding.

- Power & Process market sales concentrated in Naval & Power segment
- General Industrial sales concentrated in Aerospace & Industrial segment

NON-GAAP RECONCILIATIONS – Q2 2021 RESULTS

(In millions, except EPS)	Q2-2021	Q2-2020	Change
Net sales	$ 621.5	$ 550.0	13%
Adjustments (1)	(12.1)	(17.3)	
Adjusted net sales	$ 609.4	$ 532.7	14%
Reported operating income (GAAP)	$ 94.6	$ 55.3	71%
Adjustments (1)	0.5	21.2	
Adjusted operating income (Non-GAAP)	$ 95.0	$ 76.6	24%
Adjusted operating margin (Non-GAAP)	15.6%	14.4%	120 bps
Reported net earnings (GAAP)	$ 61.4	$ 31.0	98%
Adjustments, net of tax (1)	2.5	22.5	
Adjusted net earnings (Non-GAAP)	$ 64.0	$ 53.6	19%
Reported diluted EPS (GAAP)	$ 1.49	$ 0.74	102%
Adjustments, net of tax (1)	0.06	0.54	
Adjusted diluted EPS (Non-GAAP)	$ 1.56	$ 1.28	22%

Amounts may not add due to rounding.

(1) Second quarter 2021 and 2020 Adjusted results exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited and our German valves business which was classified as held for sale, both in the fourth quarter of 2020 impacting both periods; one-time inventory step-up, backlog amortization and transaction costs for acquisitions in both periods; and a non-cash impairment of capitalized development costs related to a commercial aerospace program, one-time costs associated with the relocation of our DRG business in the Naval & Power segment, and restructuring costs in the prior year period.

CURTISS-WRIGHT

NON-GAAP RECONCILIATION – ORGANIC RESULTS

Three Months Ended June 30, 2021 vs. 2020

	Aerospace & Industrial		Defense Electronics		Naval & Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	10%	174%	(6%)	12%	10%	24%	6%	46%
Acquisitions	0%	0%	22%	9%	0%	0%	6%	4%
Restructuring	0%	59%	0%	7%	0%	26%	0%	26%
Foreign Currency	3%	0%	0%	(10%)	1%	(2%)	1%	(5%)
Total	13%	233%	16%	18%	11%	48%	13%	71%

Six Months Ended June 30, 2021 vs. 2020

	Aerospace & Industrial		Defense Electronics		Naval & Power		Total Curtiss-Wright	
	Sales	Operating income	Sales	Operating income	Sales	Operating income	Sales	Operating income
Organic	(8%)	8%	(1%)	26%	4%	28%	(1%)	26%
Acquisitions	0%	0%	23%	12%	0%	0%	6%	4%
Restructuring	0%	14%	0%	5%	0%	16%	0%	14%
Foreign Currency	2%	0%	1%	(8%)	2%	(2%)	1%	(3%)
Total	(6%)	22%	23%	35%	6%	42%	6%	41%

Note: Amounts may not add due to rounding

Organic Sales and Organic Operating Income: The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company's ongoing business performance. Organic sales and organic operating income are defined as sales and operating income excluding the impact of prior year restructuring costs, foreign currency fluctuations and contributions from acquisitions made during the last twelve months.

NON-GAAP RECONCILIATION – 2020 VS 2021 (ADJUSTED)

CURTISS-WRIGHT CORPORATION
2021 Guidance (New Segment Structure)
As of August 3, 2021
($'s in millions, except per share data)

	2020 Adjusted (Non-GAAP) (1)	Exiting Non-Core Operations	2020 Adjusted (2,4) (Non-GAAP)	2021 Reported Guidance (GAAP)		Exiting Non-Core Operations	2021 Adjustments (3) (Non-GAAP)	2021 Adjusted Guidance (3) (Non GAAP)		
				Low	High			Low	High	2021 Chg vs 2020 Adjusted
Sales:										
Aerospace & Industrial	$ 805	$ (67)	$ 738	$ 774	$ 789	$ (14)	$ -	$ 760	$ 775	3 - 5%
Defense Electronics	611	-	611	745	760	-	-	745	760	22 - 24%
Naval & Power	977	(26)	951	991	1,011	(31)	-	960	980	1 - 3%
Total sales	**$ 2,393**	**$ (93)**	**$ 2,300**	**$ 2,510**	**$ 2,560**	**$ (45)**	**$**	**$ 2,465**	**$ 2,515**	**7 to 9%**
Operating income:										
Aerospace & Industrial	$ 114	$ (16)	$ 98	$ 117	$ 120	$ (2)	$ -	$ 115	$ 118	17 - 21%
Defense Electronics	144	-	144	153	158		6	159	164	10 - 13%
Naval & Power	171	-	171	176	181	(2)	-	174	179	2 - 5%
Total segments	**429**	**(16)**	**413**	**446**	**459**	**(4)**	**6**	**448**	**461**	
Corporate and other	(38)	-	(38)	(37)	(39)	-	-	(37)	(39)	
Total operating income	**$ 391**	**$ (16)**	**$ 375**	**$ 409**	**$ 419**	**$ (4)**	**$ 6**	**$ 411**	**$ 421**	**9 to 12%**
Interest expense	$ (36)	$ -	$ (36)	$ (41)	$ (41)	$ -	$ -	$ (41)	$ (41)	
Other income, net	21	-	21	13	13	-	3	16	17	
Earnings before income taxes	**377**	**(16)**	**361**	**381**	**392**	**(4)**	**9**	**386**	**397**	
Provision for income taxes	(88)	**4**	(85)	(91)	(94)	1	(2)	(93)	(95)	
Net earnings	**$ 289**	**$ (12)**	**$ 277**	**$ 290**	**$ 298**	**$ (3)**	**$ 7**	**$ 294**	**$ 302**	
Diluted earnings per share	**$ 6.87**	**$ (0.29)**	**$ 6.59**	**$ 7.05**	**$ 7.25**	**$ (0.07)**	**$ 0.17**	**$ 7.15**	**$ 7.35**	**9 to 12%**
Diluted shares outstanding	*42.0*		*42.0*	*41.1*	*41.1*			*41.1*	*41.1*	
Effective tax rate	*23.4%*		*23.4%*	*24.0%*	*24.0%*			*24.0%*	*24.0%*	
Operating margins:										
Aerospace & Industrial	14.2%	NM	13.3%	15.1%	15.2%	+10 bps	-	15.1%	15.3%	180 to 200 bps
Defense Electronics	23.6%	NM	23.6%	20.5%	20.7%		+80 bps	21.3%	21.5%	(210 to 230 bps)
Naval & Power	17.5%	NM	18.0%	17.8%	17.9%	+40 bps	-	18.2%	18.3%	20 to 30 bps
Total operating margin	**16.3%**	**NM**	**16.3%**	**16.3%**	**16.4%**	**+20 bps**	**+20 bps**	**16.7%**	**16.8%**	**40 to 50 bps**
Free cash flow	**$ 394**	**$ -**	**$ 394**	**$ 330**	**$ 360**	**-**	**-**	**$ 330**	**$ 360**	

Notes: Full year amounts may not add due to rounding. All financial information by reportable segment for the 2020 and 2021 reporting periods reflects the Corporation's first quarter 2021 segment reorganization.

(1) A reconciliation of our 2020 GAAP to our 2020 Non-GAAP Adjusted figures are provided in our February 24, 2021 press release.

(2) 2020 Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding restructuring costs, first year purchase accounting costs, specifically one-time backlog amortization and transaction costs associated with acquisitions, a non-cash impairment of capitalized development costs related to a commercial aerospace program, and one-time transition and IT security costs related to the relocation of the DRG business, as well as a $10 million non-cash currency translation loss (within non-operating income) related to the liquidation of a foreign legal entity. 2020 financial results exclude our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020.

(3) 2021 Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Income and Diluted EPS under GAAP excluding our build-to-print actuation product line supporting the Boeing 737 MAX program which we exited, as well as our German valves business which was classified as held for sale, both in the fourth quarter of 2020, first year purchase accounting costs, specifically one-time backlog amortization and transaction costs associated with acquisitions, and a one time, $3 million pension settlement charge related to the retirement of two former executives (within non operating income).

(4) Free Cash Flow is defined as cash flow from operations less capital expenditures. 2020 Adjusted Free Cash Flow guidance excludes a $150 million voluntary contribution made in January to the Company's corporate defined benefit pension plan, a $20 million cash impact from restructuring, and a $10 million capital investment related to the new, state of the art naval facility principally for DRG.